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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 23, 2000



                              THE PROVIDENT BANK
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Ohio                         333-95263          31-0412725
------------------------------      ----------------     -----------
(State or Other Jurisdiction of    (Commission File     (I.R.S. Employer
             Incorporation)           Number)           Identification No.)


                   One East Fourth Street
                      Cincinnati, Ohio                       45202
               ----------------------------                 --------
                (Address of Principal                      (Zip Code)
                  Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
                                                          ----- --------








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


Item 5.  Other Events.
----------------------

Filing of Derived Materials.
---------------------------

         In connection with the offering of the Provident Bank Home Equity Loan Trust 2000-A, Home Equity Loan Asset-Backed Notes, Series 2000-A (the "Certificates"), Lehman Brothers Inc. and Prudential Securities Incorporated as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to their potential investors. Although The Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Derived Materials dated June 23, 2000
         99.2     Derived Materials dated June 26, 2000

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROVIDENT BANK



                                    By: /s/ Kevin Shea
                                      --------------------
                                     Name:  Kevin M. Shea
                                     Title: Vice President



Dated:  June 27, 2000


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                                 Exhibit Index
                                 -------------
         Exhibit                                                        Page
         -------                                                        ----

          99.1       Derived Materials dated June 23, 2000...............6
          99.2       Derived Materials dated June 26, 2000...............7

                                 EXHIBIT 99.1


         In accordance with Rule 311(i) of Regulation S-T, the Derived Materials dated June 23, 2000 are being filed on paper pursuant to Form SE.

                                 EXHIBIT 99.2


         In accordance with Rule 311(i) of Regulation S-T, the Derived Materials dated June 26, 2000 are being filed on paper pursuant to Form SE.